                                    [PHOTO]



                                                   THE LATIN AMERICA
                                                   EQUITY FUND, INC.
                                                   -----------------------------
                                                   SEMI-ANNUAL REPORT
                                                   JUNE 30, 2000

  CONTENTS


Letter to Shareholders.....................................................................    1

Portfolio Summary..........................................................................    6

Schedule of Investments....................................................................    8

Statement of Assets and Liabilities........................................................   12

Statement of Operations....................................................................   13

Statement of Changes in Net Assets.........................................................   14

Financial Highlights.......................................................................   16

Notes to Financial Statements..............................................................   18

Results of Annual Meeting of Shareholders..................................................   24

Description of InvestLink-SM- Program......................................................   25




PICTURED ON THE COVER IS CHICHEN ITZA; CHACMOOL ON THE TEMPLE OF THE WARRIORS, A FAMOUS SIGHT IN MEXICO.

  LETTER TO SHAREHOLDERS
                                                                 August 4, 2000

DEAR SHAREHOLDER:

I am writing to report on the activities of The Latin America Equity Fund, Inc. (the "Fund") for the six months ended June 30, 2000.

At June 30, 2000, the Fund's net assets were $107.5 million. The Fund's net asset value ("NAV") was $17.53 per share as compared to $17.04 at December 31, 1999.

PERFORMANCE: EFFECTIVE STOCK SELECTION

For the six months ended June 30, 2000, the Fund's total return, based on NAV was 2.9%, versus -3.8% for the Morgan Stanley Capital International Emerging Markets Free Latin America Index ("EMFLA").*

The Fund outperformed its EMFLA benchmark primarily as a result of good stock selection in Mexico and our involvement in a Jamaican private placement.

In Mexico, our sector weightings relative to EMFLA and general preference for well-known, large-capitalization names proved quite favorable. More specifically, we held a sizable position in Wal-Mart de Mexico S.A. de C.V. (the Fund's fifth-largest holding at June 30), which was strong; overweighted banks like Grupo Financiero Banamex Accival, S.A. de C.V. (the Fund's sixth-largest holding at June 30), which rose on the basis of a variety of factors; underweighted Telefonos de Mexico, S.A. de C.V. (the Fund's largest holding at June 30), which underperformed; and underweighted poor-performing sectors like beverages, cement and industrial conglomerates.

As for Jamaica, we note that the Fund does not usually invest in Caribbean markets due to their thin capitalization and other logistical difficulties. In this case, we were able to take advantage of an attractive opportunity in the form of a private partnership vehicle that, itself, owns shares in some of the most prominent Jamaican stocks and offered a sufficiently compelling risk/reward profile. The partnership enjoyed robust returns due to the Jamaican market's vigorous rally during the period.

On the negative side, results in Venezuela detracted most from relative performance. In particular, we significantly underweighted the Venezuelan market based on our unfavorable view of the nation's prospects; unfortunately, we did so at a time when one of the few liquid Venezuelan stocks, a major electric utility, soared following the news that it was being taken over.

THE MARKETS: A TALE OF TWO QUARTERS

Activity in Latin American equity markets in the first half of 2000 followed a pattern similar to that of most equity markets elsewhere. In other words, substantial swings in investor sentiment drove Latin stocks up in the first quarter, down considerably in April and May, and back up a bit in June.

The good news during the first quarter was a combination of strong regional economic growth, higher commodity


===============================================================================

LETTER TO SHAREHOLDERS

prices, notable progress on the inflation and interest-rate fronts, and a healthy global appetite for equities in information-based "New Economy" industries like technology, media and telecommunications (known collectively as "TMT"). An additional plus was the upgrading of Mexico's sovereign debt rating to investment-grade in March, which took place sooner than anticipated and generated investor goodwill that helped Latin markets as a group.

The second quarter, by contrast, was much tougher, with NASDAQ's collapse in April-May the defining event. In keeping with their recent strong correlation with NASDAQ returns, Latin markets moved in virtual lockstep with NASDAQ during the period. Previously buoyant TMT stocks--which are especially influential in many Latin and emerging equity markets--were hit hard.

This was followed by a sharp rally in early June on the back of benign U.S. inflationary data and signs that the U.S. economy was slowing. The rally was short-lived, however, as global investors showed little interest in Latin equities in the face of expected further hikes in U.S. interest rates later in the year.

The following goes into greater detail about second-quarter developments in Brazil and Mexico which, combined, currently account for the lion's share of the Fund's assets:

- The macroeconomic scene in Brazil remained quite positive. For example: inflation was well-behaved and should meet targets set by the International Monetary Fund ("IMF"); fiscal prudence was such that the government is expected to exceed or easily meet the IMF's fiscal targets as well; the current-account deficit was no longer a matter of immediate concern; and the foreign-exchange rate was stable. In addition, foreigners poured capital into the country. This had the effect of strengthening both the real and investor confidence which, in turn, smoothed the way for an unexpectedly large interest-rate cut (I.E., a full percentage point) on June 20.

- Sentiment in Mexico was much less favorable, although macroeconomic conditions were fairly strong. Uncertainty about the July 2 presidential election--for which polls showed a virtual tie between the two leading candidates--helped to push down the value of the peso versus the dollar in June, prompting fears of higher inflation and tighter monetary policy. Investors were also concerned about a slowdown in the U.S. economy (which absorbs around 80% of Mexican exports) and leery of a possible decline in oil prices, whose strength had been very supportive of the domestic economy for over a year. Many market participants thought Mexico's market was vulnerable to downside risk, and thus elected to shift assets to Brazil, whose potential they felt was greater.


===============================================================================

LETTER TO SHAREHOLDERS

PORTFOLIO STRUCTURE AND STRATEGY: CONTINUED FOCUS ON MEXICO AND BRAZIL

TOP 10 HOLDINGS, BY ISSUER *


                                                 % OF
     HOLDING                         COUNTRY  NET ASSETS
     -------                         -------  ----------
 1.  Telmex                          Mexico       9.8
 2.  Televisa                        Mexico       4.6
 3.  Tele Norte Leste                Brazil       4.4
 4.  Carso Global Telecom            Mexico       4.3
 5.  Wal-Mart de Mexico              Mexico       4.1
 6.  Banamex Accival                 Mexico       4.1
 7.  Embratel                        Brazil       3.9
 8.  Grupo Modelo                    Mexico       3.9
 9.  CVRD                            Brazil       3.8
10.  Petrobras                       Brazil       3.5
                                                 ----
     Total                                       46.4
                                                 ====

---------------
* Company names are abbreviations of
  those found in the chart on page 7.


COUNTRY BREAKDOWN
(% of net assets)

Argentina                  2.54
Brazil                    36.23
Chile                      9.94
Cash & Other Assets        0.22
Mexico                    43.82
Other*                     7.25

---------------
* Other includes Colombia, Global,
  Jamaica, Latin America, Peru, U.S.
  and Venezuela.

The following is a summary of our current approach to the Fund's portfolio:

COUNTRY SELECTION. We continue to focus on Mexico and Brazil. Mexican stocks rallied immediately following the outcome of the presidential election, reflecting investor optimism going forward into a new political era. More recently, however, they have sold off in recognition of the challenges involved as the new administration begins to assume power. In Brazil, we see a realistic possibility of further interest-rate cuts, bolstered by improving fundamentals and vibrant foreign direct investment. These and other factors are quite bullish for Brazilian equities later in the year.

The corollary to our emphasis on Mexico and Brazil is that we are maintaining only minimal exposure to Argentina, given its lack of real progress on pressing economic issues, as well as smaller markets such as Venezuela and Peru, where lack of liquidity is a limiting factor.

STOCK SELECTION. Our emphasis remains on large, liquid, blue-chip companies with strong managements and clean balance sheets. By contrast, we are avoiding more speculative turnaround stories, takeover targets or less-liquid names generally.

SECTOR WEIGHTINGS. Relative to the EMFLA benchmark, we are overweighting the telecommunications sector, if less aggressively than previously; underweighting electric utilities, if not so much as before; and keeping a neutral-to-overweight exposure to financial services, particularly banks. Latin American banks in general are extremely liquid and very healthy, which sharply contrasts with banks in the U.S. and Asia.


===============================================================================

LETTER TO SHAREHOLDERS

OUTLOOK: CAUTIOUS IN THE NEAR TERM, MORE OPTIMISTIC FURTHER AHEAD

Our overall view on Latin equities is cautious in the near term and more optimistic over the next six-12 months. We continue to believe that the region's markets will lack a firm trend until the U.S. macroeconomic picture becomes clearer and global risk aversion wanes. With regard to the former, we expect the Federal Reserve to maneuver the robust U.S. economy into a desirable "soft landing" that should prove notably beneficial to Latin markets like Brazil and Mexico.

Looking further ahead, we believe that Latin markets offer investors a compelling blend of strong fundamentals and valuations that are increasingly attractive, both on an absolute basis and relative to those in developed markets. Corporate earnings remain robust (I.E., in the double digits), suggesting that many companies are transitioning well into a newly competitive global marketplace. For these and other reasons, we are inclined to keep the Fund fully invested.

There are risks, to be sure. One is that the Fed goes too far in raising interest rates, thereby initiating an abrupt "hard landing" for the U.S. economy and, by extension, those of its Latin neighbors. Another is that U.S. corporations fail to deliver expected earnings growth, thereby setting off another round of stock-market volatility throughout the world.

All in all, we like what we see and look forward to the prospect of further appreciation.

On an administrative note, we are pleased to announce that, subject to shareholder approval, the Fund intends to merge its assets with those of its sister fund, The Latin America Investment Fund, Inc. ("LAM"). For tax purposes, the Fund will merge into LAM and LAM will subsequently change its name to that of the Fund and formally adopt the Fund's investment objective and policies. We are hopeful that the shareholders both of the Fund and LAM will approve the transaction at their respective meetings to be held in early October.

We additionally note in this context that the Fund's investment adviser, Credit Suisse Asset Management, LLC ("CSAM"), has agreed effective July 1, 2000 to calculate its management fee based on the market value of the Fund's shares instead of its total net asset value. This is intended as a measure to help reduce the discount to NAV at which the Fund's shares currently trade, and indicates CSAM's commitment to better align its own interests with those of the Fund's shareholders.

/s/ Emily Alejos

Respectfully,

Emily Alejos
Chief Investment Officer **


===============================================================================

LETTER TO SHAREHOLDERS

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program known as the InvestLink-SM- Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share repurchases. The Program is described on pages 25 through 27 of this report.







--------------------------------------------------------------------------------
* The Morgan Stanley Capital International Emerging Markets Free Latin America Index is an unmanaged index (with no defined investment objective) of Latin American equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc.

** Emily Alejos, who is a Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. She has served the Fund in such capacity since November 9, 1999. Ms. Alejos joined CSAM in 1997 from Bankers Trust, where she was an emerging markets portfolio manager. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos is Chief Investment Officer of the Fund. She is also Chief Investment Officer of The Brazilian Equity Fund, Inc. and The Latin America Investment Fund, Inc. and Investment Officer of The Chile Fund, Inc., The Emerging Markets Telecommunications Fund, Inc. and The Emerging Markets Infrastructure Fund, Inc.


===============================================================================

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

GEOGRAPHIC ASSET BREAKDOWN

                                    [CHART]

AS A PERCENT OF NET ASSETS

                                 June 30, 2000          December 31, 1999
Argentina                                2.54%                      4.17%
Brazil                                  36.23%                     35.60%
Chile                                    9.94%                      8.55%
Colombia                                 0.00%                      0.97%
Jamaica                                  2.22%                      0.99%
Latin America                            0.36%                      0.16%
Mexico                                  43.82%                     44.62%
Peru                                     1.30%                      1.73%
United States                            0.46%                      0.00%
Venezuela                                1.84%                      0.32%
Global                                   1.07%                      0.64%
Cash & Cash Equivalents                  0.22%                      2.25%

 SECTOR ALLOCATION

                                    [CHART]

AS A PERCENT OF NET ASSETS

                                              June 30, 2000    December 31, 1999
Banking                                               5.32%                5.17%
Broadcast, Radio & Television                         4.62%                3.67%
Cellular Telecommunications                           7.93%                3.63%
Cement                                                2.25%                3.85%
Diversified Operations                                1.26%                2.16%
Electric Distribution                                 2.16%                1.35%
Financial Services                                    5.97%                4.67%
Food & Beverages                                     10.87%               13.48%
Investment & Holding Companies                        8.69%                5.87%
Local and/or Long Distance Telephone Service         13.36%               15.29%
Mining                                                6.29%                5.13%
Oil & Natural Gas                                     3.45%                5.31%
Paper Products                                        1.95%                4.32%
Retail                                                4.31%                3.80%
Steel                                                 3.30%                2.90%
Telecommunications                                   13.72%               10.97%
Fixed or Floating Rate Investments                    0.00%                0.16%
Other                                                 4.33%                5.99%
Cash & Cash Equivalents                               0.22%                2.28%


================================================================================

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 2000 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
 TOP 10 HOLDINGS, BY ISSUER

                                                                                                          Percent of
      Holding                                                          Sector                Country      Net Assets
-------------------------------------------------------------------------------------------------------------------------
  1.  Telefonos de Mexico, S.A. de C.V.                          Telecommunications          Mexico           9.8
-------------------------------------------------------------------------------------------------------------------------
  2.  Grupo Televisa S.A.                                   Broadcast, Radio & Television    Mexico           4.6
-------------------------------------------------------------------------------------------------------------------------
  3.  Tele Norte Leste Participacoes S.A.                    Local and/or Long Distance
                                                                  Telephone Service          Brazil           4.4
-------------------------------------------------------------------------------------------------------------------------
  4.  Carso Global Telecom                                 Investment & Holding Companies    Mexico           4.3
-------------------------------------------------------------------------------------------------------------------------
  5.  Wal-Mart de Mexico S.A. de C.V.                                  Retail                Mexico           4.1
-------------------------------------------------------------------------------------------------------------------------
  6.  Grupo Financiero Banamex Accival, S.A. de C.V.             Financial Services          Mexico           4.1
-------------------------------------------------------------------------------------------------------------------------
  7.  Embratel Participacoes S.A.                            Local and/or Long Distance
                                                                  Telephone Service          Brazil           3.9
-------------------------------------------------------------------------------------------------------------------------
  8.  Grupo Modelo, S.A. de C.V.                                  Food & Beverages           Mexico           3.9
-------------------------------------------------------------------------------------------------------------------------
  9.  Companhia Vale do Rio Doce                                       Mining                Brazil           3.8
-------------------------------------------------------------------------------------------------------------------------
 10.  Petroleo Brasileiro S.A.                                    Oil & Natural Gas          Brazil           3.5
-------------------------------------------------------------------------------------------------------------------------


================================================================================

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------


                                                             No. of          Value
Description                                               Shares/Units      (Note A)
--------------------------------------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-99.78%
ARGENTINA-2.54%

BANKING-0.10%
Banco de Galicia y Buenos Aires
 S.A., de C.V., Class B ADR                                     7,400      $   109,612
                                                                           -----------
 LOCAL AND/OR LONG DISTANCE
 TELEPHONE SERVICE-1.81%
Telecom Argentina Stet -
 France Telecom S.A. ADR                                       70,700        1,944,250
                                                                           -----------
 TELECOMMUNICATIONS-0.63%
IMPSAT Fiber Networks Inc.                                     40,000          670,000
                                                                           -----------
TOTAL ARGENTINA (Cost $2,843,744)                                            2,723,862
                                                                           -----------
 BRAZIL-36.23%

 BANKING-4.47%
Banco Bradesco S.A. PN                                    143,787,752        1,251,715
Banco do Brasil S.A.,
 Series A, Warrants
 (expiring 06/30/01)+                                      11,076,400            3,808
Banco do Brasil S.A.,
 Series B, Warrants
 (expiring 06/30/06)+                                      16,614,600           11,055
Banco do Brasil S.A.,
 Series C, Warrants
 (expiring 06/30/11)+                                      27,691,000           20,881
Banco Itau S.A. PN                                         25,046,753        2,201,226
Uniao de Bancos Brasileiros
 S.A. GDR                                                      45,900        1,319,625
                                                                           -----------
                                                                             4,808,310
                                                                           -----------
 CELLULAR TELECOMMUNICATIONS-5.33%
Celular CRT Participacoes
 S.A., PNA+                                                 4,270,000        1,870,419
Telemig Celular Participacoes
 S.A. ADR                                                      19,000        1,358,500
Telemig Celular S.A. PNC+                                     144,037            3,674
Telesp Celular Participacoes
 S.A. ADR                                                      55,500        2,490,562
                                                                           -----------
                                                                             5,723,155
                                                                           -----------

                                                             No. of          Value
Description                                               Shares/Units      (Note A)
--------------------------------------------------------------------------------------
 ELECTRIC DISTRIBUTION-2.16%
Eletropaulo Metropolitana
 S.A. PN                                                   32,940,999      $ 2,319,660
                                                                           -----------
 FERTILIZER-0.03%
Serrana S.A. ON                                                27,210           15,540
Serrana S.A. ON
 Rights (expiring 12/25/50)+                                   20,731                0
Serrana S.A. PN                                                32,445           17,091
Serrana S.A. PN Rights
 (expiring 12/25/50)+                                          24,720                0
                                                                           -----------
                                                                                32,631
                                                                           -----------
 FOOD & BEVERAGES-2.91%
Companhia Brasileira de
 Distribuicao Grupo Pao
 de Acucar ADR                                                 65,580        2,106,757
Companhia Cervejaria
 Brahma PN                                                  1,128,611          957,458
Seara Alimentos S.A.                                      160,771,340           66,858
                                                                           -----------
                                                                             3,131,073
                                                                           -----------
 LOCAL AND/OR LONG DISTANCE TELEPHONE SERVICE-10.12%
Embratel Participacoes
 S.A. ADR                                                     179,300        4,235,962
Tele Centro Sul Participacoes
 S.A. ADR                                                      26,040        1,902,547
Tele Norte Leste Participacoes
 S.A. ADR                                                     200,051        4,726,205
Telecomunicacoes Brasileiras
 S.A. PN                                                   43,464,259              964
Telecomunicacoes de
 Minas Gerais S.A. PNB                                        144,037            5,271
Telecomunicacoes de
 Sao Paulo S.A.                                                   435                5
                                                                           -----------
                                                                            10,870,954
                                                                           -----------
 MINING-3.81%
Companhia Vale do
 Rio Doce PNA+                                                145,101        4,095,171
                                                                           -----------



================================================================================

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


                                                             No. of          Value
Description                                                  Shares         (Note A)
--------------------------------------------------------------------------------------
 OIL & NATURAL GAS-3.46%
Petroleo Brasileiro S.A. ADR                                  129,900     $  3,712,282
                                                                          ------------
 PAPER PRODUCTS-1.95%
Aracruz Celulose S.A. ADR                                      32,100          619,931
Votorantim Celulose e Papel
 S.A. ADR                                                      80,200        1,473,675
                                                                          ------------
                                                                             2,093,606
                                                                          ------------
 STEEL-1.99%
Gerdau S.A. PN                                            175,548,076        2,141,424
                                                                          ------------
TOTAL BRAZIL (Cost $32,394,582)                                             38,928,266
                                                                          ------------
 CHILE-9.94%
 BANKING-0.73%
Banco de Credito e Inversiones                                121,029          785,897
                                                                          ------------
 ELECTRIC GENERATION-1.17%
Empresa Nacional de
 Electricidad S.A.+                                           281,002          103,515
Empresa Nacional de
 Electricidad S.A. ADR                                         32,000          354,000
Enersis S.A.+                                               1,222,321          491,106
Gener S.A.                                                  1,440,000          307,321
                                                                          ------------
                                                                             1,255,942
                                                                          ------------
 ENGINEERING & CONSTRUCTION-0.22%
Besalco S.A.                                                   64,421          141,072
Maderas y Sinteticos S.A.                                     256,850          100,099
                                                                          ------------
                                                                               241,171
                                                                          ------------
 FERTILIZER-0.40%
Sociedad Quimica y Minera de
 Chile S.A.                                                       213            4,899
Sociedad Quimica y Minera de
 Chile S.A. ADR                                                 6,700          149,075
Sociedad Quimica y Minera de
 Chile S.A., Class A                                           81,321          195,436
Sociedad Quimica y Minera de
 Chile S.A., Class B                                           35,000           77,944
                                                                          ------------
                                                                               427,354
                                                                          ------------

                                                             No. of          Value
Description                                                  Shares         (Note A)
--------------------------------------------------------------------------------------
 FOOD & BEVERAGES-2.02%
Compania Cervecerias
 Unidas S.A.                                                   69,567        $ 312,429
Compania Cervecerias Unidas
 S.A. ADR                                                      16,700          378,881
Distribucion y Servicio D&S
 S.A. ADR                                                      41,100          714,112
Embotelladora Andina
 S.A. ADR                                                      40,200          384,412
Embotelladora Andina
 S.A. PNA                                                     174,674          363,060
Embotelladora Andina
 S.A. PNB                                                      10,923           18,345
                                                                          ------------
                                                                             2,171,239
                                                                          ------------
 FORESTRY-1.72%
Compania de Petroleos de
 Chile S.A.                                                   277,815        1,175,500
Empresas CMPC S.A.                                             59,359          671,968
                                                                          ------------
                                                                             1,847,468
                                                                          ------------
 INSURANCE-0.12%
Compania de Seguros
 La Prevision Vida S.A.                                       217,878          133,432
                                                                          ------------
 PHARMACEUTICALS-0.11%
Laboratorio Chile S.A.                                        122,018          117,206
                                                                          ------------
REAL ESTATE INVESTMENT & MANAGEMENT-0.09%
Parque Arauco S.A.                                            200,000          102,069
                                                                          ------------
 RETAIL-0.18%
Sociedad Anonima Comercial e
 Industrial Falabella                                         198,223          189,449
                                                                          ------------
 STEEL-0.29%
Compania Acero
 del Pacifico S.A.                                            155,931          309,634
                                                                          ------------


================================================================================

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
                                                             No. of          Value
Description                                               Shares/Units      (Note A)
--------------------------------------------------------------------------------------
 TELECOMMUNICATIONS-2.89%
Compania de Telecomunicaciones
 de Chile S.A. ADR                                            108,900     $  1,973,813
Compania de Telecomunicaciones
 de Chile S.A., Class A                                        79,573          363,273
Empresa Nacional de
 Telecomunicaciones S.A.                                       86,142          767,341
                                                                          ------------
                                                                             3,104,427
                                                                          ------------
 TOTAL CHILE (Cost $10,202,051)                                             10,685,288
                                                                          ------------
 COLOMBIA-0.00%
 CEMENT-0.00%
Cementos Paz del Rio S.A. ADR++
 (Cost $337)                                                       31              176
                                                                          ------------
 JAMAICA-2.22%
 INVESTMENT & HOLDING COMPANIES-2.22%
Jamaican Assets I L.P. @+
 (Cost $1,041,186)                                            939,513        2,388,854
                                                                          ------------
 LATIN AMERICA-0.36%
 DIVERSIFIED OPERATIONS-0.36%
J.P. Morgan Latin America
 Capital Partners, L.P.+*#                                    382,426          382,426
                                                                          ------------
 TELECOMMUNICATIONS-0.0%
International Wireless
 Communications
 Holdings, Corp.*+                                              6,318                0
                                                                          ------------
TOTAL LATIN AMERICA
 (Cost $355,753)                                                               382,426
                                                                          ------------
 MEXICO-43.82%
 BROADCAST, RADIO & TELEVISION-4.62%
Grupo Televisa S.A. GDR+                                       72,000        4,963,500
                                                                          ------------
 CELLULAR TELECOMMUNICATIONS-2.60%
Grupo Iusacell S.A. de C.V.,
 Series V ADR                                                 178,834        2,794,281
                                                                          ------------

                                                             No. of          Value
Description                                                  Shares         (Note A)
--------------------------------------------------------------------------------------
CEMENT-2.25%
Cemex, S.A. de C.V. ADR                                       103,402     $  2,417,022
                                                                          ------------
 DIVERSIFIED OPERATIONS-0.91%
Alfa, S.A., Series A                                          426,684          975,352
                                                                          ------------
 FINANCIAL SERVICES-5.97%
Grupo Financiero Banamex Accival,
 S.A. de C.V., Series O+                                    1,034,153        4,349,683
Grupo Financiero Bancomer,
 S.A. de C.V., Series O+                                    2,438,887        1,238,894
Grupo Financiero Inbursa,
 S.A. de C.V., Series O+                                      247,367          830,588
                                                                          ------------
                                                                             6,419,165
                                                                          ------------
 FOOD & BEVERAGES-5.94%
Fomento Economico Mexicano,
 S.A. de C.V. ADR                                              51,570        2,220,733
Grupo Modelo, S.A. de C.V.,
 Series C                                                   1,793,285        4,163,016
                                                                          ------------
                                                                             6,383,749
                                                                          ------------
 INVESTMENT & HOLDING COMPANIES-5.39%
Carso Global Telecom,
 Class A-1+                                                 1,626,393        4,643,060
Grupo Carso S.A. de C.V.,
 Series A1+                                                   324,900        1,151,987
                                                                          ------------
                                                                             5,795,047
                                                                          ------------
 MINING-1.18%
Grupo Mexico S.A., Series B                                   451,892        1,271,707
                                                                          ------------
 RETAIL-4.14%
Wal-Mart de Mexico S.A. de
 C.V. ADR+                                                    189,300        4,442,492
                                                                          ------------
 STEEL-1.02%
Tubos de Acero de Mexico,
 S.A. ADR                                                      79,000        1,096,125
                                                                          ------------


================================================================================

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
                                                             No. of          Value
Description                                               Shares/Units      (Note A)
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS-9.80%
Telefonos de Mexico, S.A.
 de C.V., Class L ADR                                         184,400     $ 10,533,850
                                                                          ------------
TOTAL MEXICO
 (Cost $42,408,489)                                                         47,092,290
                                                                          ------------
 PERU-1.30%
 ENGINEERING & CONSTRUCTION-0.00%
Tecsur S.A.+                                                   78,486            5,176
                                                                          ------------
 MINING-1.30%
Compania de Minas Buenaventura
 S.A. ADR, Class B                                             80,600        1,395,388
                                                                          ------------
TOTAL PERU
 (Cost $1,310,293)                                                           1,400,564
                                                                          ------------
 UNITED STATES-0.46%
 INTERNET SERVICES-0.46%
StarMedia Network, Inc.+
 (Cost $497,429)                                               26,100          492,638
                                                                          ------------
 VENEZUELA-1.84%
 LOCAL AND/OR LONG DISTANCE TELEPHONE SERVICE-1.43%
Compania Anonima Nacional
 Telefonos de Venezuela ADR                                    56,694        1,541,368
                                                                          ------------
 TELECOMMUNICATIONS-0.41%
Venworld
 Telecommunications@+                                         40,161          436,240
                                                                          ------------
TOTAL VENEZUELA
 (Cost $2,352,029)                                                           1,977,608
                                                                          ------------
 GLOBAL-1.07%
 INVESTMENT & HOLDING COMPANIES-1.07%
Emerging Markets Ventures I,
 L.P.@+# (Cost $833,631)                                     803,343        1,149,126
                                                                          ------------
TOTAL EQUITY OR EQUITY-LINKED
 SECURITIES (Cost $94,239,524)                                             107,221,098
                                                                          ------------

                                                               Par           Value
Description                                                   (000)         (Note A)
--------------------------------------------------------------------------------------
 FLOATING RATE INVESTMENTS-0.00%
 ARGENTINA-0.00%
Republic of Argentina, Bocon
 Pre 2, 6.61%, 04/01/01(a)
 (Cost $145)                                              USD       0     $        144
                                                                          ------------
TOTAL INVESTMENTS-99.78%
 (Cost $94,239,669) (Notes A,D)                                            107,221,242
CASH AND OTHER ASSETS IN
 EXCESS OF LIABILITIES-0.22%                                                   238,951
                                                                          ------------
NET ASSETS-100.00%                                                        $107,460,193
                                                                          ============


*    Not readily marketable security.
@    Restricted security, not readily marketable (See Note F).
+    Security is non-income producing.
++ SEC Rule 144A security. Such securities are traded only among "qualified institutional buyers."
# As of June 30, 2000, the Fund committed to investing an additional $412,822 and $3,281,833 of capital in Emerging Markets Ventures I, L.P. and J.P. Morgan Latin America Capital Partners, L.P., respectively.
(a) Floating rate bond; rate resets based on 1 month U.S. dollar London Interbank Offered Rate (LIBOR). Pro-rata sinking fund has been established.
ADR  American Depositary Receipts.
GDR  Global Depositary Receipts.
ON   Ordinary Shares.
PN   Preferred Shares.
PNA  Preferred Shares, Class A.
PNB  Preferred Shares, Class B.
PNC  Preferred Shares, Class C.
USD  United States Dollars.


================================================================================
See accompanying notes to financial statements.                               11

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $94,239,669) (Note A) ...............................................................  $107,221,242
Receivables:
  Investments sold ..............................................................................................       586,567
  Dividends .....................................................................................................       314,599
Prepaid expenses ................................................................................................         8,256
                                                                                                                   ------------
Total Assets ....................................................................................................   108,130,664
                                                                                                                   ------------
 LIABILITIES
Due to custodian ................................................................................................        59,155
Payables:
  Investment advisory fee (Note B) ..............................................................................       305,093
  Investments purchased .........................................................................................        64,081
  Administration fees (Note B) ..................................................................................        33,251
  Other accrued expenses ........................................................................................       208,891
                                                                                                                   ------------
Total Liabilities ...............................................................................................       670,471
                                                                                                                   ------------
NET ASSETS (applicable to 6,131,428 shares of common stock outstanding) (Note C) ................................  $107,460,193
                                                                                                                   ============
NET ASSET VALUE PER SHARE ($107,460,193/6,131,428) ..............................................................        $17.53
                                                                                                                   ============
 NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 6,131,428 shares issued and outstanding
  (100,000,000 shares authorized) ...............................................................................  $      6,131
Paid-in capital .................................................................................................   107,048,763
Accumulated net investment loss .................................................................................      (240,291)
Accumulated net realized loss on investments and foreign currency related transactions ..........................   (12,336,017)
Net unrealized appreciation in value of investments and translation of other
  assets and liabilities denominated in foreign currencies ......................................................    12,981,607
                                                                                                                   ------------
Net assets applicable to shares outstanding .....................................................................  $107,460,193
                                                                                                                   ============


================================================================================

12                                See accompanying notes to financial statements

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends .....................................................................................................  $    843,695
  Interest ......................................................................................................       336,450
  Less: Foreign taxes withheld ..................................................................................       (51,602)
                                                                                                                   ------------
  Total Investment Income .......................................................................................     1,128,543
                                                                                                                   ------------
Expenses:
  Investment advisory fees (Note B) .............................................................................       713,174
  Consulting fees (Note H) ......................................................................................       140,461
  Audit and legal fees ..........................................................................................       103,523
  Administration fees (Note B) ..................................................................................       103,050
  Custodian fees ................................................................................................        78,800
  Printing ......................................................................................................        68,530
  Accounting fees ...............................................................................................        39,632
  Directors' fees ...............................................................................................        20,930
  Transfer agent fees ...........................................................................................        13,660
  NYSE listing fees .............................................................................................         8,063
  Insurance .....................................................................................................         4,584
  Other .........................................................................................................        39,467
  Brazilian taxes (Note A) ......................................................................................        78,108
                                                                                                                   ------------
  Total Expenses ................................................................................................     1,411,982
  Less: Fee waivers .............................................................................................       (43,148)
                                                                                                                   ------------
    Net Expenses ................................................................................................     1,368,834
                                                                                                                   ------------
   Net Investment Loss ..........................................................................................      (240,291)
                                                                                                                   ------------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY
   RELATED TRANSACTIONS
Net realized gain from:
  Investments ...................................................................................................    15,311,788
  Foreign currency related transactions .........................................................................        10,444
Net change in unrealized appreciation in value of investments and translation
  of other assets and liabilities denominated in foreign currencies .............................................   (17,435,219)
                                                                                                                   ------------
Net realized and unrealized loss on investments and foreign currency related transactions .......................    (2,112,987)
                                                                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................................................  $ (2,353,278)
                                                                                                                   ============


================================================================================

See accompanying notes to financial statements                                13

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                For the Six      For the
                                                                               Months Ended     Year Ended
                                                                               June 30, 2000   December 31,
                                                                                (unaudited)        1999
                                                                               ----------------------------
 INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment income/(loss) ...........................................     $   (240,291)   $    426,810
  Net realized gain on investments and foreign currency related
   transactions ..........................................................       15,322,232       1,497,554

  Net change in unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated
   in foreign currencies .................................................      (17,435,219)     46,392,673
                                                                               ------------    ------------
    Net increase/(decrease) in net assets resulting from operations ......       (2,353,278)     48,317,037
                                                                               ------------    ------------
Capital share transactions:
  Cost of 1,104,000 shares and 1,378,200 shares repurchased,
   respectively (Note G) .................................................      (13,448,170)    (11,731,377)
                                                                               ------------    ------------
    Total increase/(decrease) in net assets ..............................      (15,801,448)     36,585,660
                                                                               ------------    ------------
 NET ASSETS
Beginning of period ......................................................      123,261,641      86,675,981
                                                                               ------------    ------------
End of period ............................................................     $107,460,193    $123,261,641
                                                                               ============    ============


================================================================================

14                                See accompanying notes to financial statements

                       This page intentionally left blank.





==============================================================================

------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
------------------------------------------------------------------------------


                                                                                  For the
                                                                                Six Months
                                                                                   Ended        For the Years Ended December 31,
                                                                                June 30, 2000   --------------------------------
                                                                                 (unaudited)          1999             1998
                                                                                -------------     -------------    -------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..........................................       $17.04           $10.06         $17.22
                                                                                -------------     -------------    -------------
Net investment income/(loss)..................................................        (0.04)+           0.06+          0.15
Net realized and unrealized gain/(loss) on investments and
  foreign currency related transactions.......................................        (0.08)            6.49          (7.20)++
                                                                                -------------     -------------    -------------
Net increase/(decrease) in net assets resulting from operations...............        (0.12)            6.55          (7.05)
                                                                                -------------     -------------    -------------
Dividends and distributions to shareholders:
Net investment income.........................................................           --               --          (0.11)
Net realized gain on investments and foreign currency related transactions....           --               --             --
In excess of net realized gains...............................................           --               --             --
                                                                                -------------     -------------    -------------
Total dividends and distributions to shareholders.............................           --               --          (0.11)
                                                                                -------------     -------------    -------------
Anti-dilutive impact due to capital shares repurchased........................         0.61             0.43             --
Effect of reduction of accrued offering costs.................................           --               --             --
Dilutive impact due to capital share rights offering..........................           --               --             --
                                                                                -------------     -------------    -------------
Net asset value, end of period................................................       $17.53           $17.04          $10.06
                                                                                -------------     -------------    -------------
                                                                                -------------     -------------    -------------
Market value, end of period...................................................      $13.000          $12.625          $7.188
                                                                                -------------     -------------    -------------
                                                                                -------------     -------------    -------------
Total investment return(a)....................................................         2.97%           75.65%         (46.63)%
                                                                                -------------     -------------    -------------
                                                                                -------------     -------------    -------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted).......................................     $107,460         $123,262        $86,676
Ratio of expenses to average net assets (b)...................................         2.40%(c)         2.14%          2.41%
Ratio of expenses to average net assets, excluding fee waivers................         2.47%(c)         2.22%          2.60%
Ratio of expenses to average net assets, excluding taxes......................         2.26%(c)         2.05%          1.77%
Ratio of net investment income/(loss) to average net assets...................         (0.42)%(c)       0.46%          1.12%
Portfolio turnover rate.......................................................         69.25%         161.71%        142.35%
--------------------------------------------------------------------------------------------------------------------------------
*   Commencement of investment operations.
**  Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.10 per share.
+   Based on average shares outstanding.
++  Includes a $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic dividend reinvestment program.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers and inclusive of taxes.
(c) Annualized.

==============================================================================

16                             See accompanying notes to financial statements.


                                                                                         For the Years Ended December 31,
                                                                                  ------------------------------------------------
                                                                                      1997         1996        1995        1994
                                                                                      ----         ----        ----        ----
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..........................................     $16.89        $14.93       $17.92      $22.50
                                                                                   -------      -------      -------      -----
Net investment income/(loss)..................................................       0.15          0.19         0.06        0.01+
Net realized and unrealized gain/(loss) on investments and
  foreign currency related transactions.......................................       1.84          1.83        (2.81)       0.96
                                                                                   -------      -------      -------      -----
Net increase/(decrease) in net assets resulting from operations...............       1.99          2.02        (2.75)       0.97
                                                                                   -------      -------      -------      -----
Dividends and distributions to shareholders:
Net investment income.........................................................      (0.16)        (0.06)          --       (0.17)
Net realized gain on investments and foreign currency related transactions....      (1.50)           --        (0.24)      (3.10)
In excess of net realized gains...............................................         --            --           --          --
                                                                                   -------      -------      -------      -----
Total dividends and distributions to shareholders.............................      (1.66)        (0.06)       (0.24)      (3.27)
                                                                                   -------      -------      -------      -----
Anti-dilutive impact due to capital shares repurchased........................         --            --           --          --
Effect of reduction of accrued offering costs.................................         --            --           --          --
Dilutive impact due to capital share rights offering..........................         --            --           --       (2.28)
                                                                                   -------      -------      -------      -----
Net asset value, end of period................................................     $17.22        $16.89       $14.93      $17.92
                                                                                   -------      -------      -------      -----
                                                                                   -------      -------      -------      -----
Market value, end of period...................................................    $13.688       $14.000      $12.875     $17.625
                                                                                   -------      -------      -------      -----
                                                                                   -------      -------      -------      -----
Total investment return(a)....................................................      10.29%         9.18%      (25.65)%    (17.78)%
                                                                                   -------      -------      -------      -----
                                                                                   -------      -------      -------      -----
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted).......................................   $148,130      $145,230     $128,377    $153,128
Ratio of expenses to average net assets (b)...................................       1.89%         1.69%        2.04%       1.94%
Ratio of expenses to average net assets, excluding fee waivers................       2.02%         1.80%        2.15%         --
Ratio of expenses to average net assets, excluding taxes......................       1.65%           --         1.81%       1.70%
Ratio of net investment income/(loss) to average net assets...................       0.77%         1.16%        0.42%       0.04%
Portfolio turnover rate.......................................................     111.83%        43.22%       27.05%      68.46%
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  For the Period
                                                                              For the Years Ended December 31,   October 30, 1991*
                                                                              --------------------------------        through
                                                                                 1993           1992             December 31, 1991
                                                                                 ----           ----             -----------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..........................................     $14.37        $15.44            $13.85**
                                                                                   -------      -------            -------
Net investment income/(loss)..................................................       0.11+         0.21              0.06
Net realized and unrealized gain/(loss) on investments and
  foreign currency related transactions.......................................       8.75          0.43              1.60
                                                                                   -------      -------            -------
Net increase/(decrease) in net assets resulting from operations...............       8.86          0.64              1.66
                                                                                   -------      -------            -------
Dividends and distributions to shareholders:
Net investment income.........................................................         --         (0.21)            (0.06)
Net realized gain on investments and foreign currency related transactions....      (0.75)        (1.32)            (0.01)
In excess of net realized gains...............................................         --         (0.18)               --
                                                                                   -------      -------            -------
Total dividends and distributions to shareholders.............................      (0.75)        (1.71)            (0.07)

Anti-dilutive impact due to capital shares repurchased........................         --            --                --
Effect of reduction of accrued offering costs.................................       0.02            --                --
Dilutive impact due to capital share rights offering..........................         --            --                --
                                                                                   -------      -------            -------
Net asset value, end of period................................................     $22.50        $14.37            $15.44
                                                                                   -------      -------            -------
                                                                                   -------      -------            -------
Market value, end of period...................................................    $25.625       $14.000           $13.500
                                                                                   -------      -------            -------
                                                                                   -------      -------            -------
Total investment return(a)....................................................      89.35%        16.49%            (2.73)%
                                                                                   -------      -------            -------
                                                                                   -------      -------            -------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000) omitted)......................................   $135,573       $86,359          $92,751
Ratio of expenses to average net assets (b)...................................       2.00%         2.20%            2.35%(c)
Ratio of expenses to average net assets, excluding fee waivers................         --            --               --
Ratio of expenses to average net assets, excluding taxes......................         --            --               --
Ratio of net investment income/(loss) to average net assets...................       0.63%         1.27%            2.46%(c)
Portfolio turnover rate.......................................................      49.48%        68.70%           11.58%
----------------------------------------------------------------------------------------------------------------------------

==============================================================================

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Latin America Equity Fund, Inc. (the "Fund") was incorporated in Maryland on September 16, 1991 and commenced investment operations on October 30, 1991. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent bid. If no pricing service is available and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At June 30, 2000, the Fund held 4.05% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $3,051,065 and fair value of $4,356,646. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At June 30, 2000, the interest rate was 6.00% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At December 31, 1999, the Fund had a capital loss carryforward of $26,333,554, of which $22,030,617 expires in 2006 and $4,302,937 expires in 2007.

Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original invested capital. For the six months ended June 30, 2000, the Fund did not incur such expense.

From January 23, 1997 through January 22, 1999, Brazil imposed a 0.20% CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAOES FINANCIERAS ("CPMF") tax that applied to most debit transactions carried out by financial


================================================================================

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

institutions. Effective January 23, 1999 the CPMF tax expired and was reinstated on June 17, 1999 for a period of three years. The tax is assessed at a rate of 0.38% for the initial year and dropped to 0.30% for the remaining two years. For the six months ended June 30, 2000, the Fund incurred $78,108 of such expense.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

       (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net short-term capital losses, including capital loss carryforwards, if any. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.


================================================================================

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the major securities exchange are held by a small number of investors. This may limit the number of shares for acquisition or disposition by the Fund.

The Fund, subject to local investment limitations, may invest up to 10% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund is permitted to engage in the trading of sovereign debt of Latin American countries which involves a high degree of risk. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt. Sovereign debt in which the Fund will invest is widely considered to have a credit quality below investment grade as determined by U.S. rating agencies. As a result, sovereign debt may be regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involves major risk exposure to adverse conditions.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repos are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repos are deposited with Fund's custodian and pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. As of June 30, 2000, the Fund had no such agreements.


 NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), serves as the Fund's investment adviser, with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly net assets, 1.15% of the next $50 million of the Fund's average weekly net assets and 1.05% of the Fund's average weekly net assets in excess of $150 million. CSAM has agreed to waive its portion of the advisory fee previously payable to the Fund's former sub-advisers. For the six months ended June 30, 2000, CSAM earned $713,174 for advisory services, of which CSAM waived $43,148. CSAM also provides certain administrative services to


================================================================================

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 2000, CSAM was reimbursed $14,006 for administrative services rendered to the Fund.

Celfin Servicios Financieros Limitada ("Celfin") serves as the Fund's sub-adviser, with respect to Chilean investments. In return for its services, Celfin is paid a fee, out of the advisory fees payable to CSAM, computed weekly and paid quarterly at an annual rate of 0.25% of the Fund's average weekly net assets invested in Chile. For the six months ended June 30, 2000, Celfin earned $9,390 for sub-advisory services.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee for its services rendered that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the six months ended June 30, 2000, BSFM earned $56,004 for administrative services.

BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE") serves as the Fund's Chilean administrator. For its services, AFICE is paid an annual fee by the Fund equal to the greater of 2,000 U.F.'s (approximately $56,000 at June 30, 2000) or 0.10% of the Fund's average weekly net assets invested in Chile and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F.'s. Such fees are paid by AFICE to Celfin for certain administrative services. An accounting fee is also paid to Celfin which is calculated and paid quarterly at an annual rate of 205.32 U.F.'s (approximately $6,000 at June 30, 2000). For the six months June 30, 2000, Celfin earned $33,040 and $2,140 for administration and accounting services, respectively.

 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 6,131,428 shares outstanding at June 30, 2000, CSAM owned 7,169 shares.

 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 2000 was $94,892,747. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $12,328,495 was composed of gross appreciation of $15,738,305 for those investments having an excess of value over cost and gross depreciation of $3,409,810 for those investments having an excess of cost over value.

For the six months ended June 30, 2000, purchases and sales of securities, other than short-term investments, were $79,658,862 and $90,575,321, respectively.

 NOTE E. CREDIT FACILITY

The Fund, together with other funds advised by CSAM established a $350 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent as well as certain other lenders, for temporary or emergency purposes. Under the terms of the Credit Facility, the funds with access to the Credit Facility pay an aggregate commitment fee at a rate of 0.075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating funds in such manner as is determined by the governing Boards of the various funds. In addition, the participating funds will pay interest on borrowing at the Federal Funds rate plus 0.50%. At June 30, 2000 and during the six months ended June 30, 2000, the Fund had no borrowings under the Credit Facility.


================================================================================

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

 NOTE F. RESTRICTED SECURITIES
--------------------------------------------------------------------------------
Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of units/shares held, the acquisition dates, aggregate cost, fair value as of June 30, 2000, value per unit/share of such securities and percent of net assets which the securities comprise.

                                                                                     FAIR VALUE AT     VALUE     PERCENT
                                         NUMBER OF       ACQUISITION                   JUNE 30,         PER      OF NET
SECURITY                                UNITS/SHARES        DATES            COST        2000        UNIT/SHARE  ASSETS
--------                                ------------  -----------------  ----------  -------------   ----------  -------
Emerging Markets Ventures I , L.P. ....    711,734    01/22/98-12/21/99  $  742,023   $1,018,086       $ 1.43     0.95
                                            91,609        03/24/00           91,608      131,040                  0.12
                                        ------------                     ----------  -------------   ----------  -------
                                           803,343                          833,631    1,149,126                  1.07
                                        ------------                     ----------  -------------   ----------  -------

Jamaican Assets I L.P. ................    939,513    07/29/97-10/20/97   1,041,186    2,388,854         2.54     2.22
                                        ------------                     ----------  -------------   ----------  -------

Venworld Telecommunications ...........     40,161    07/30/92-08/07/92     817,105      436,240        10.86     0.41
                                        ------------                     ----------  -------------   ----------  -------

The Fund may incur certain costs in connection with the disposition of the above securities.

 NOTE G. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Fund's Board of Directors authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board had authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. The repurchase program is subject to review by the Board of Directors of the Fund.

By July, 1999, the Fund had repurchased the full amount so authorized (1,300,000 shares). On October 14, 1999, the Fund's Board of Directors authorized the repurchase by the Fund of up to an additional 15% of the Fund's outstanding common shares, for the purpose of further enhancing shareholder value. For the year ended December 31, 1999, the Fund repurchased 1,378,200 of its shares for a total cost of $11,731,377 at a weighted average discount of 23.16% from net asset value. The discount of individual repurchases ranged from 16.83% - 27.28%. For the six months ended June 30, 2000, the Fund repurchased 1,104,000 of its shares for a total cost of $13,448,170 at a weighted average discount of 24.29% from net asset value. The discount of individual repurchases ranged from 20.26%
- 28.48%.


================================================================================

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

 NOTE H. SUBSEQUENT EVENTS
--------------------------------------------------------------------------------
The Fund engaged an Investment Banking Firm during the year to look at various strategic options for the Fund. As a result of such engagement, on July 24, 2000, the Fund's Board of Directors approved the merger (the "Merger") of the Fund with and into The Latin America Investment Fund, Inc. ("LAM"). As a result of the Merger, the Fund will cease to exist, LAM will be the surviving legal corporation and each share of common stock of the Fund will be converted into an equivalent dollar amount of full shares of common stock of LAM, based on the net asset value of each of the Fund and LAM. The Fund will not issue any fractional shares to the Fund's shareholders. LAM's transfer agent will aggregate all fractional shares, sell the resulting shares on the New York Stock Exchange at the current market price for the shares and remit the cash proceeds to the Fund's shareholders in proportion to their fractional shares.

Consummation of the Merger is subject to a number of conditions, including shareholder approval and certain regulatory approvals. Upon consummation of the Merger, LAM will change its name to "The Latin America Equity Fund, Inc." and will adopt the Fund's investment objective and policies.

In addition, on June 27, 2000 the Board of Directors of the Fund approved the overall terms of a self-tender program that the Fund intends to launch in calendar year 2001, which terms include the following: (i) the Fund will make a tender offer to acquire at least 15% of its outstanding shares during each calendar year of the program, and (ii) the per share purchase price will be at least 95% of the Fund's net asset value per share. Implementation of the self-tender program is conditioned on consummation of the Merger. The self-tender program is subject to change based on economic or market conditions or other factors. For example, a sustained reduction in the market discount at which the Fund's shares trade, a risk of material adverse tax consequences, or a risk of the Fund becoming subject to delisting may lead the Board of Directors to conclude that it is appropriate to suspend the self-tender program.


================================================================================

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)


On May 23, 2000, the annual meeting of shareholders of The Latin America Equity Fund, Inc. (the "Fund") was held and the following matters were voted upon:


(1)    To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                        FOR       WITHHELD     NON-VOTES
----------------                     ---------    --------     ---------
George W. Landau                     5,662,387     362,668     1,100,473
Richard W. Watt                      5,665,553     359,502     1,100,473

In addition to the directors re-elected at the meeting, Dr. Enrique R. Arzac, James J. Cattano, William W. Priest, Jr. and Martin M. Torino continue to serve as directors of the Fund.


(2) To ratify the selection of PricewaterhouseCoopers LLP, as independent public accountants for the fiscal year ending December 31, 2000.

                         FOR         AGAINST      ABSTAIN      NON-VOTES
                      ---------      -------      -------      ---------
                      5,957,489      48,296       19,270       1,100,473

(3) To approve a shareholder proposal requesting that the Board of Directors present for shareholder approval a program to permit shareholders to realize net asset value for their shares.

                                                               DELEGATED
                                                              NON-VOTES/
                       FOR         AGAINST      ABSTAIN        NON-VOTES
                    ---------      -------      -------       ----------
                    3,131,877      750,787      63,375         3,179,489


================================================================================

DESCRIPTION OF INVESTLINK-SM-* PROGRAM (UNAUDITED)

The InvestLink-SM- Program is sponsored and administered by EquiServe, L.P., not by The Latin America Equity Fund, Inc. (the "Fund"). EquiServe, L.P. will act as program administrator (the "Program Administrator") of the InvestLink Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe, L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the
Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such
==============================================================================
participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

==============================================================================

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 338-1176; Current Shareholders--(800) 730-6001. All correspondence regarding the Program should be directed to: EquiServe, L.P., InvestLink-SM- Program, P.O. Box 8040, Boston, MA 02266-8040.

-------------------------------------------------
* InvestLink is a service mark of EquiServe, L.P.

==============================================================================

SUMMARY OF GENERAL INFORMATION

The Fund--The Latin America Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in Latin American equity securities. The Fund is managed and advised by Credit Suisse Asset Management, LLC ("CSAM"). CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of June 30, 2000, CSAM-Americas managed approximately $70.0 billion in assets.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "LatAEqt" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "LatinAmEqty". The Fund's New York Stock Exchange trading symbol is LAQ. Weekly comparative net asset value (NAV) and market price information about The Latin America Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Investment Fund, Inc. (LAM)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse Asset Management Strategic Global Income Fund, Inc. (CGF)

------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Latin America Equity Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
------------------------------------------------------------------------------
==============================================================================

DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac    Director
James J. Cattano        Director
George W. Landau        Director
Martin M. Torino        Director
William W. Priest, Jr.  Chairman of the Board of Directors
Richard W. Watt         President and Director
Emily Alejos            Chief Investment Officer
Yarek Aranowicz         Investment Officer
Hal Liebes              Senior Vice President
Michael A. Pignataro    Chief Financial Officer and Secretary
Rocco A. Del Guercio    Vice President
Robert M. Rizza         Treasurer


INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022


CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

EquiServe, L.P.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019



This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

LAQ
LISTED
NYSE
THE NEW YORK STOCK EXCHANGE
===============================================================================
3915-SAR-00